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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
WILLIAMS CONTROLS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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WILLIAMS CONTROLS, INC.
Notice of Annual Meeting to Be Held
on February 26, 2004

        The annual shareholder meeting for 2004 of Williams Controls, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company located at 14100 Southwest 72nd Avenue, Portland Oregon on February 26, 2004, at 8:30 a.m. Pacific Standard Time, for the following purposes:

  1.
  To elect two (2) members of the Company's board of directors, one (1) of whom will be elected by holders of the Company's Series B Preferred Stock, 15% Redeemable Convertible Series voting as a separate class, to serve until the next annual shareholder meeting or until their respective successors are duly elected and qualified; and

  2.
  To transact any other business that may properly come before the shareholder meeting.

        The board of directors is not aware of any other business to come before the shareholder meeting.

        Only shareholders of record on January 5, 2004, are entitled to notice of and to vote at the shareholder meeting or any adjournments of the meeting.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR SHARES WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. If you attend the meeting, you may revoke the proxy and vote personally on all matters brought before the meeting.

By Order of the Board of Directors,
Dennis E. Bunday Executive Vice President, Chief Financial Officer and Secretary
January 23, 2004 Portland, Oregon

WILLIAMS CONTROLS, INC.
14100 SW 72nd Avenue
Portland, Oregon 97224
(503) 684-8600

PROXY STATEMENT

Purpose

        The board of directors of Williams Controls, Inc., a Delaware corporation (the "Company"), is furnishing this Proxy Statement in connection with its solicitation of proxies to be voted at the annual meeting of the Company's shareholders for 2004. The shareholder meeting will be held at the offices of the Company located at 14100 Southwest 72nd Avenue, Portland, Oregon on February 26, 2004, at 8:30 a..m. Pacific Standard Time. The accompanying Notice of the Annual Shareholder Meeting, this Proxy Statement, and the enclosed proxy card are first being mailed to shareholders on or about January 26, 2004.

Record Date; Outstanding Shares

        The board of directors has fixed January 5, 2004 as the record date for determining the holders of the Company's common stock, $0.01 par value (the "Common Stock"), and the holders of the Company's Series A-1 Preferred Stock, Non-Redeemable Convertible Series, $0.01 par value (the "Series A-1 Preferred Stock"), and Series B Preferred Stock, 15% Redeemable Convertible Series, $.01 par value (the "Series B Preferred Stock" and collectively with the Series A-1 Preferred Stock, the "Preferred Stock") who, in each case, are entitled to receive notice of, and to vote at, the shareholder meeting. At the close of business on the record date, there were 20,125,492 shares of Common Stock, 77,550 shares of Series A-1 Preferred Stock and 153,550 shares of Series B Preferred Stock outstanding. The 20,125,492 shares of Common Stock currently outstanding and the 34,301,531 shares of Common Stock into which the Preferred Stock can be converted as of the record date are collectively described in this Proxy Statement as the "Voting Shares."

        Except as otherwise specifically set forth in this Proxy Statement, the holders of Common Stock will vote together with holders of the Preferred Stock on all matters submitted for shareholder approval at the shareholder meeting, with the Preferred Stock entitled to a number of votes equal to the number of shares of Common Stock into which the shares of Preferred Stock may be converted.

Proxies

        The board of directors is soliciting the enclosed proxy for use at the annual shareholder meeting and any adjournments of that meeting. The proxy holders will not vote the proxy at any other meeting. All proxies that are properly executed, received by the Company prior to or at the shareholder meeting, and not properly revoked by the shareholder in accordance with the instructions below, will be voted at the shareholder meeting or any adjournments thereof in accordance with the instructions in the proxy.

        The Voting Shares represented by each signed proxy will be voted in accordance with the instructions given on the proxy. If a signed proxy is received but no instructions are indicated, the proxy will be voted as follows:

  •
  FOR the nominees to the Company's board of directors named in this Proxy Statement; and

  •
  at the discretion of the persons named in the proxy on any other business that may properly come before the shareholder meeting.

Revocation of Proxies

        The person giving any proxy in response to this solicitation may revoke it at any time before the proxy is voted:

  •
  by filing with the Company's corporate secretary, at or before the taking of the vote at the shareholder meeting, a written notice of revocation bearing a later date than the date of the proxy; or

  •
  by signing and dating a subsequent proxy relating to the same Voting Shares and delivering it to the Company's corporate secretary before the shareholder meeting; or

  •
  by attending the shareholder meeting and voting in person.

        However, attendance at the shareholder meeting without taking one of the foregoing measures will not constitute a revocation of a proxy.

        Any written notice revoking a proxy should be sent to Williams Controls, Inc., 14100 Southwest 72nd Avenue, Portland, Oregon, 97224, Attention: Corporate Secretary, or hand delivered to the corporate secretary at the shareholder meeting, at or before the taking of the vote.

Quorum

        The presence of the holders of a majority of Voting Shares is necessary to constitute a quorum at the shareholder meeting. In addition, for purposes of Proposal 1, the presence of the holders of a majority of the Series B Preferred Stock is necessary to constitute a quorum for the election of the director to be elected by the holders of the Series B Preferred Stock. Shareholders are counted as present at the meeting if they are present in person at the shareholder meeting or have properly submitted a proxy card. Under the General Corporation Law of the State of Delaware, an abstaining vote and a "broker non-vote" (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a proposal) are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting.

Voting

        Each shareholder will be entitled to one vote for each share of Common Stock and 151 votes for each share of Series A-1 Preferred Stock held of record by the shareholder on the record date on all matters submitted for shareholder approval at the shareholder meeting on which the shares are entitled to vote. For each share of Series B Preferred Stock held of record by a shareholder on the record date, the shareholder will be entitled to 117 votes plus an additional 10 votes per $8.50 in accrued but unpaid dividends as of the record date on all matters submitted for shareholder approval at the shareholder meeting on which the shares are entitled to vote. For the Series A-1 Preferred Stock and the Series B Preferred Stock, the number of votes per share exclude fractional votes per share. The shareholders will not be entitled to cumulate votes in the election of directors.

        Abstentions and broker non-votes will not be counted as an affirmative or negative vote on any proposal.

Notice to Beneficial Owners of Voting Shares

        Any Voting Shares held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients or otherwise held in "street name" may only be voted by the fiduciary, custodian or brokerage house itself. The beneficial owner may not directly vote or appoint a proxy to vote the shares and should instruct the person or entity in whose name the shares are held how to vote. Brokerage houses should provide beneficial owners with instructions that the beneficial owners must follow to direct the voting of their shares.

Solicitation of Proxies

        We will bear the cost of preparing, printing, and mailing this Proxy Statement and of the solicitation of proxies by the board of directors. Solicitation will be made by mail and, in addition, may be made by our directors, officers, and employees personally, or by telephone or facsimile. None of those persons will be compensated for soliciting proxies. We will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to the beneficial owners of the Voting Shares and will reimburse such parties for their reasonable and customary charges or expenses in this connection.

PROPOSAL 1—ELECTION OF DIRECTORS

General

        The Company's Bylaws provide that the Company's board of directors will consist of seven members. Pursuant to the Company's Certificate of Incorporation, three of the directors are to be elected by the holders of shares of Common Stock and Preferred Stock voting together as a single class and four are to be elected solely by the holders of shares of Series B Preferred Stock voting as a separate class.

        The directors are divided into three classes with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. The directors whose terms of office expire at this shareholders' meeting consist of two Class I Directors. One director is to be elected by the holders of Common Stock and Preferred Stock voting together as a single class and the other director is to be elected by the holders of Series B Preferred Stock voting as a separate class.

Nominees for Directors to be elected by holders of Common Stock and Preferred Stock

        The holders of the Common Stock and the Preferred Stock, voting as a single class, will elect one director. Unless the shareholders otherwise specify, the shares represented by the proxies received for the election of this director will be voted to elect H. Samuel Greenawalt as a Class I Director with a term expiring in 2007. The term of office of the person elected by the Common Stock and Preferred Stock will continue until their term expires or until their successor has been elected and qualified or until their earlier death, resignation or removal.

Nominees for Directors to be elected by holders of Series B Preferred Stock

        At the shareholder meeting, the holders of Series B Preferred Stock, voting as a separate class, will elect one director of the Company. Unless the holders of Series B Preferred Stock otherwise specify, the shares represented by the proxies received for the election of this one (1) director will be voted in favor of the election of Kirk R. Ferguson as a Class I Director with a term expiring in 2007. The term of office of the person elected by the Series B Preferred Stock will continue until his term expires or until his successor has been elected and qualified or until his earlier death, resignation or removal.

Information Regarding Nominees and Other Directors

        The following sets forth certain information about the nominees and other current directors based on information these individuals supplied to the Company, including their names, ages, principal occupations for the past five years, and their directorships with other corporations.

        Each of the nominees has agreed to serve as a director if elected. If any director is unable to stand for election, the Voting Shares represented by all proxies in favor of the above slate will be voted for the election of the substitute nominee recommended by the board of directors. We are not aware that any director is or will be unable to stand for election.

        Shares represented at the shareholder meeting by executed but unmarked proxies will be voted "FOR" the named nominees.

Nominees for Class I Directors for a Term Expiring in 2007

Name	Age	Occupation and Employment History
Kirk R. Ferguson	35	Mr. Ferguson has been a director since July 1, 2002, a member of the Executive Committee and is the chairman of the Compensation Committee and a member of the Audit Committee. Mr. Ferguson joined the New York office of American Industrial Partners in 2001 and serves as a partner and Managing Director of that firm. Mr. Ferguson was previously a principal at Saratoga Partners, a private equity investment firm where he was employed from 1997 to 2001. Mr. Ferguson earned his AB from Stanford University and his MBA from Harvard Business School. Mr. Ferguson is also a director of Stanadyne Automotive Corp.
H. Samuel Greenawalt	75
		Mr. Greenawalt served as a director and a member of the Audit Committee from March 1994 to July 1, 2002 when he resigned in conjunction with the recapitalization transaction. Mr. Greenawalt was re-elected as a director at the Company's Annual Meeting on September 19, 2002. Mr. Greenawalt is chairman of the Audit Committee. From 1987 until his retirement in 1994 Mr. Greenawalt served as Senior Vice President, Business Development, for Michigan National Bank in Detroit, Michigan and since 1994 has served in that capacity on a part time basis. Mr. Greenawalt received a Bachelor of Science degree from the Wharton School at the University of Pennsylvania, and is a graduate of the University of Wisconsin Banking School. Mr. Greenawalt is a director of Valley Commerce Bank.

Class II Directors with a Term Expiring in 2006

Name	Age	Occupation and Employment History
W. Richard Bingham	68	Mr. Bingham has been a director since July 1, 2002, and is a member of the Executive Committee. Since 1989, Mr. Bingham has been a director and President of American Industrial Partners, which he co-founded in 1989. He is also a director of Great Lakes Carbon Corp., Bucyrus International, Inc., and Stanadyne Automotive Corp.
R. Eugene Goodson	68
		Mr. Goodson has been our Chairman of the Board since July 1, 2002. He has also been our President and Chief Executive Officer since August 7, 2002. Mr. Goodson is the Chairman of the Executive Committee of the Board of Directors. Mr. Goodson has been an Adjunct Professor at the University of Michigan's School of Business since September 1998. From October 1997 to September 1998, he was a consultant with Oshkosh Truck Corporation, a manufacturer of specialized trucks and transport equipment. From 1990 until his retirement in October 1997, he was Chairman of the board of directors and Chief Executive Officer of Oshkosh Truck Corporation.
Donn J. Viola	58
		Mr. Viola has been a director since December, 2002. Mr. Viola served as Chief Operating Officer of Donnley Corporation, an automotive parts supplier, from 1996 until his retirement in 2002. Prior to that, from 1990 to 1996, Mr. Viola held positions as Senior Executive Vice President and Chief Operating officer with Mack Trucks, a heavy truck manufacturer.

Class III Directors with a Term Expiring in 2005

Name	Age	Occupation and Employment History
Nathan L. Belden	33	Mr. Belden has been a director since July 16, 2002 and is a member of the Audit Committee. Mr. Belden joined the San Francisco office of American Industrial Partners in 1995 and serves as a partner and Managing Director and Chief Financial Officer of that firm. Mr. Belden previously worked in the Mergers and Acquisitions Department of Kidder, Peabody & Co., Inc. in New York. Mr. Belden graduated from the University of Colorado, Boulder.
Douglas E. Hailey	41
		Mr. Hailey has served as a director since March 2001 and is a member of the Executive and Compensation Committees. Since 1994, Mr. Hailey has been Vice President of the Investment Banking Division of Taglich Brothers, Inc., a New York-based full service brokerage firm that specializes in private equity placements for small public companies. Prior to joining Taglich Brothers, Mr. Hailey spent five years with Weatherly Financial Group, a small private equity firm that specialized in sponsoring leveraged buyouts. Mr. Hailey received a Bachelors degree in Business Administration from Eastern New Mexico University and an MBA in Finance from the University of Texas.

        There are no family relationships among the directors of the Company.

Meetings of the Board; Committees

        Our board of directors has designated an Executive Committee, an Audit Committee, a Nominating Committee and a Compensation Committee.

        Executive Committee.    When the board of directors is not in session, the Executive Committee may exercise all the powers and authority of the board except as limited by law and the Certificate of Incorporation. The Executive Committee was created in June 2002 and met one time during fiscal 2003. The members of the Executive Committee are Messrs. Bingham, Ferguson, Goodson and Hailey.

        Audit Committee.    The Audit Committee assists the Board of directors in its general oversight of the company's financial reporting, monitors the preparation of quarterly, annual and other financial reports; is responsible for other matters concerning the relationship between the Company and its independent accountants; and oversees management's implementation of effective systems of internal controls. The Audit Committee operates under a charter from the Board of Directors. The Audit Committee held five meetings during our 2003 fiscal year. The members of the Audit Committee are Messrs. Belden, Ferguson and Greenawalt. Only Mr. Greenawalt is an independent director under the meaning set forth in Rule 4200(a)(14) of the NASD's listing standards. Our board of directors has determined that Mr. Belden meets the definition of an audit committee financial expert, as set forth in Item 401(h)(2) of SEC Regulation S-K. A copy of the report of the Audit Committee is contained in this proxy statement.

        Compensation Committee.    The Compensation Committee primarily reviews and sets compensation to be paid to our executive officers and directors and makes recommendations to the board regarding awards under the Company's stock option plans. The Compensation Committee held one meeting during fiscal 2003. The members of the Compensation Committee are Messrs. Hailey and Ferguson.

        Nominating Committee.    The Nominating Committee is responsible for determining the persons to be nominated for election to the board of directors. The Nominating Committee does not have a charter and did not meet during fiscal 2003, but rather nominations were considered by the Board as a whole. The Committee did meet in fiscal 2004 to recommend the nominees to be considered at this meeting. The Nominating Committee consists of Messrs. Belden and Viola. The Nominating Committee will consider nominees recommended by our shareholders, but has not established specific procedures for submission.

Meeting Attendance

        The board of directors met six times during fiscal 2003. Each director attended more than 75% of the meetings of the board of directors and each committee on which he served and which met during fiscal 2003.

Required Vote

        A plurality of the votes of the shares of Common Stock and Preferred Stock, voting together as a single class, present in person or represented by proxy, is required to elect Mr. Greenawalt. For the election of Mr. Ferguson, a plurality of the votes of the holders of Series B Preferred Stock, voting separately as a single class, is required.

RECOMMENDATION OF THE BOARD:

        THE BOARD OF DIRECTORS RECOMMENDS THE NOMINEES LISTED ABOVE FOR ELECTION AND URGES THE HOLDERS OF THE VOTING SHARES TO VOTE "FOR" MR. GREENAWALT AND THE HOLDERS OF THE SERIES B PREFERRED STOCK TO VOTE "FOR" MR. FERGUSON

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Shareholders Agreement

        On July 1, 2002 we entered into a Shareholders Agreement with American Industrial Partners Capital Fund III, L.P., a Delaware limited partnership ("AIP"), Dolphin Offshore Partners L.P. ("Dolphin") and Eubel, Brady & Suttman Asset Management, Inc. ("Brady"), an entity that has voting control over approximately 18% of the Series A-1 Preferred Stock. The Shareholders Agreement provides, among other things, that (a) until July 1, 2004, Dolphin and Brady will vote along with AIP on all matters related to the election of directors as to all of the shares of Series B Preferred Stock over which Dolphin or Brady has voting control, and (b) until the date on which AIP no longer owns a majority of the Series B Preferred Stock, Dolphin and Brady will vote along with AIP on all other matters as to all of the Series B Preferred Stock over which Dolphin or Brady has voting control. During fiscal 2003 Brady had no ownership of, or control over, any Series B shares.

Sale of Stock to Executive Officers

        During fiscal 2003, the Company issued a total of 3,550 shares of Series B Preferred Stock for a total purchase price of $355,000 to Messrs. Bunday, Dunlap and Goodson, all Executive officers of the Company, and one employee of American Industrial Partners. The Series B Preferred Stock issued in 2003 has the same terms, including the Shareholders' Agreement, as the original sale of Series B Preferred Shares to AIP and Dolphin.

Voting Provisions

        To give effect to the voting provisions, Dolphin, Brady, Bunday, Dunlap and Goodson have granted AIP a power of attorney to vote in accordance with the Shareholders Agreement the shares over which they have voting control. The Shareholders Agreement thus effectively gives AIP voting control over all of the Series B Preferred Stock, which as of the record date represents approximately 41.5% of the Company's outstanding voting securities on an as-converted basis. Thus, the Shareholders Agreement, together with AIP's holdings of Series B Preferred Stock, gives AIP the right to elect a majority of the members of the board of directors.

Management Services Agreement

        The Company has a Management Services Agreement with American Industrial Partners ("Advisor"), an affiliate of AIP. Under the terms of the Management Services Agreement, Advisor has agreed that it will provide advisory and management services to the Company and its subsidiaries as the Company may request and as Advisor agrees to provide from time to time. Advisor has the right, but not the obligation, to elect to act as sole advisor to the Company and its subsidiaries with respect to significant business transactions. Management Advisory Fees the Company has agreed to pay Advisor include: (a) an advisory fee of $850,000 which was paid on July 1, 2002 in connection with the closing of the recapitalization; (b) an annual management fee, equal to $400,000 plus 3% of any debt outstanding (including accrued interest thereon) of the Company or its subsidiaries as of the first day of the applicable quarterly payment period which is owned or guaranteed by AIP or any of its affiliates, and (c) advisory and/or structuring fees in connection with significant business transactions of the Company (including, without limitation, acquisitions, investments and financings) in amounts comparable for similarly situated companies. The Annual Fee will be reduced by 50% beginning the first day of any quarterly period following the conversion of all shares of AIP's Series B Preferred into the Company's common stock. The Company paid Advisor $400,000 during fiscal 2003.

        The Advisor may terminate the Management Services Agreement at any time by written notice to the Company, and the agreement will terminate automatically as of the earlier of July 1, 2009 or the end of the fiscal year in which AIP and its affiliates own, directly or indirectly, less than 5,000,000 shares of Common Stock on a fully diluted basis.

Employment Contracts

        On January 10, 2003, the Company entered into employment agreements with Messrs. Bunday, Dunlap and Velat. Mr. Velat's agreement was assumed by Teleflex in conjunction with the Company's sale of its passenger car and light truck electronic throttle control product lines to Teleflex on September 30, 2003. Each of the contracts for Messrs. Bunday and Dunlap is for a term of four years beginning on October 1, 2002 and specifies an initial base salary of $150,000 per year, plus bonus based on parameters established by the board of directors. The agreements also provide for a one-year severance payment under certain circumstances in the event the Company terminates the agreement prior to the end of the contract period.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of our Common Stock and each series of our Preferred Stock as of January 5, 2004 by (i) each shareholder who is known by the Company to own beneficially more than 5 percent of the outstanding shares of each class of our voting stock, (ii) each of our directors, (iii) our President and Chief Executive Officer and each of our other named executive officers, and (iv) all of our directors and executive officers as a group.

	Common Stock			Preferred Stock
Name and Address of Beneficial Owner	Amount Beneficially Owned	Percentage of Class Owned*	Preferred Series	Amount Beneficially Owned	Percentage of Class Owned**	Percentage of Total Voting Stock***
R. Eugene Goodson(1) 14100 Southwest 72nd Ave. Portland, OR 97224	250,542	1.2	A-1 B	-0- 1,500	-0- ****	****
W. Richard Bingham(2) c/o American Industrial Partners One Maritime Plaza, Suite 2525 San Francisco, CA 94111	22,551,531	52.9	A-1 B	-0- 153,550	-0- 100	37.5
Nathan L. Belden(3) c/o American Industrial Partners One Maritime Plaza, Suite 2525 San Francisco, CA 94111	-0-	-0-	A-1 B	-0- -0-	-0- -0-	-0-
Kirk R. Ferguson(4) c/o American Industrial Partners One Maritime Plaza, Suite 2525 San Francisco, CA 94111	-0-	-0-	A-1 B	-0- -0-	-0- -0-	-0-
H. Samuel Greenawalt(5) 14100 Southwest 72nd Ave. Portland, OR 97224	237,652	1.2	A-1 B	-0- -0-	-0- -0-	****
Douglas E. Hailey(6) 1171 Maggies Way Waterbury Center, VT 05677	378,108	1.9	A-1 B	250 -0-	**** -0-	****
Donn J. Viola(7) 14100 Southwest 72nd Ave. Portland, OR 97224	2,500	****	A-1 B	-0- -0-	-0- -0-	****
Dennis E. Bunday(8) 14100 Southwest 72nd Ave. Portland, OR 97224	1,054,484	5.2	A-1 B	-0- 300	-0- ****	1.8
Thomas F. Dunlap(9) 14100 Southwest 72nd Ave. Portland, OR 97224	1,210,418	5.9	A-1 B	-0- 1,500	-0- ****	2.0
Ronald J. Velat 14100 Southwest 72nd Ave. Portland, OR 97224	-0-	0	A-1 B	-0- -0-	-0- -0-	-0-
Eubel Suttman & Brady Asset Management Inc.(10) 7777 Washington Village Drive Suite 210 Dayton, OH 45459	1,858,923	8.7	A-1 B	11,000 -0-	14.2 -0-	5.8

Mark E. Brady (10)(11) Eubel Suttman & Brady Asset Management Inc. 7777 Washington Village Drive Suite 210 Dayton, OH 45459	1,970,409	9.2	A-1 B	14,000 -0-	18.0 -0-	6.8
Robert J. Suttman, II(10)(12) Eubel Suttman & Brady Asset Management Inc. 7777 Washington Village Drive Suite 210 Dayton, OH 45459	1,977,739	9.4	A-1 B	14,000 -0-	18.0 -0-	6.8
Ronald L. Eubel(10)(13) Eubel Suttman & Brady Asset Management Inc. 7777 Washington Village Drive Suite 210 Dayton, OH 45459	1,933,247	9.0	A-1 B	14,000 -0-	18.0 -0-	6.8
Bernard J. Holtgreive(10) Eubel Suttman & Brady Asset Management Inc. 7777 Washington Village Drive Suite 210 Dayton, OH 45459	1,858,923	8.7	A-1 B	11,000 -0-	14.2 -0-	5.8
William E. Hazel(10) Eubel Suttman & Brady Asset Management Inc. 7777 Washington Village Drive Suite 210 Dayton, OH 45459	1,858,923	8.7	A-1 B	11,000 -0-	14.2 -0-	5.8
American Industrial Partners Capital Fund III, L.P.(14) c/o American Industrial Partners One Maritime Plaza, Suite 2525 San Francisco, CA 94111	22,551,531	52.9	A-1 B	-0- 153,550	-0- 100	37.5
Comerica Bank(15) 500 Woodward Avenue 33rd Floor, One Detroit Center Detroit, MI 48226	3,592,000	17.8	A-1 B	-0- -0-	-0- -0-	6.0
Thomas W. Itin(16) 7001 Orchard Lake Rd., Suite 424 West Bloomfield, MI 48322-3608	3,898,719	19.4	A-1 B	-0- -0-	-0- -0-	6.4
Dolphin Offshore Partners, L.P.(17) c/o Dolphin Management Inc. 129 East 17th Street New York, NY 10007	5,805,532	23.1	A-1 B	12,750 20,000	16.4 13.0	12.8
E.H. Arnold c/o Taglich Brothers 1370 Avenue of the Americas, 31st Floor New York, NY 10019-4602	-0-	-0-	A-1 B	5,000 -0-	6.4 -0-	1.3
All executive officers and directors as a group (10 persons)	24,519,454	56.7	A-1 B	250 153,550	**** 100	40.7

*
The percentages of beneficial ownership of the Common Stock assumes the exercise or conversion of all shares of Series B Preferred Stock beneficially owned by such person or entity and all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable on or before March 5, 2004. These percentages do not include the shares issuable upon conversion of the Series A-1 Preferred Stock, as the shares of Series A-1 Preferred Stock are not convertible into Common Stock on or before March 5, 2004.

**
The percentages of beneficial ownership of each class of Preferred Stock is based on 77,550 shares of Series A-1 Preferred Stock and 153,550 shares of Series B Preferred Stock outstanding as of January 5, 2004, respectively.

***
Subject to special voting rights in the election of directors, the holders of Preferred Stock are generally entitled to vote along with the holders of Common Stock in all matters in which holders of Common Stock are entitled to vote. In any such vote, the holders of Preferred Stock are entitled to a number of votes equal to the number of shares of Common Stock issuable upon conversion of their shares of Preferred Stock. Accordingly, the percentage of total voting stock beneficially owned is based upon: (i) 20,125,492 shares of Common Stock outstanding; (ii) 22,551,531 shares of Common Stock issuable upon conversion of the 153,550 shares of Series B Preferred Stock outstanding; (iii) 11,750,000 shares of Common Stock issuable upon conversion of the 77,550 shares of Series A-1 Preferred Stock outstanding; (iv) 755,650 shares of Common Stock issuable upon exercise of outstanding stock options exercisable on or before March 5, 2004, and (v) 5,079,772 shares of Common Stock issuable upon exercise of outstanding warrants exercisable on or before March 5, 2004.

****
Less than one percent.

(1)
Information is based on the Form 4 filed with the Securities and Exchange Commission ("SEC") by Mr. Goodson on October 6, 2003. Includes (i) 15,000 shares of Common Stock; (ii) 185,542 shares issuable upon conversion of the Series B Preferred Stock and (iii) 50,000 shares issuable upon exercise of stock options exercisable on or before March 5, 2004.

(2)
Information is based on the Form 3 filed with the SEC by Mr. Bingham on July 2, 2002, and the Schedule 13D filed with the SEC by Mr. Bingham on July 5, 2002. Common stock includes 22,551,531 shares of Common Stock issuable upon conversion of the Series B Preferred Stock. Series B Preferred Stock includes: (i) 130,000 shares held by American Industrial Partners Capital Fund III, L.P. ("AIP") over which Mr. Bingham has shared voting and dispositive power; (ii) 20,000 shares held by Dolphin Offshore Partners, L.P. ("Dolphin") over which Mr. Bingham has shared voting power; and (iii) 3,550 shares held by certain of the named executives and one employee of AIP over which Mr. Bingham has shared voting power. American Industrial Partners III, L.P. ("AIP III") is the general partner of AIP. American Industrial Partners III Corporation ("AIP Corporation") is the general partner of AIP III, and Mr. Bingham is, or may be considered to be, a controlling stockholder of AIP Corporation. AIP holds the power to vote the shares held by Dolphin and the shares held by the named executives and one employee of AIP pursuant to shareholder agreements. Mr. Bingham disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(3)
Information is based on the Form 3 filed with the SEC by Mr. Belden on July 17, 2002, and the Schedule 13D filed with the SEC by AIP on July 5, 2002.

(4)
Information is based on the Form 3 filed with the SEC by Mr. Ferguson on July 2, 2002, and the Schedule 13D filed with the SEC by AIP on July 5, 2002.

(5)
Includes (i) 155,152 shares of Common Stock and (ii) 82,500 shares issuable upon exercise of stock options exercisable on or before March 5, 2004.

(6)
Information is partially based on the Form 4 filed with the SEC by Mr. Hailey on February 25, 2003. Common stock includes: (i) 138,193 shares of Common Stock; (ii) 84,643 shares issuable upon exercise of warrants relating to the Company's secured subordinated debt; (iii) 95,310 shares issuable upon the exercise of warrants issued in connection with the Company's July 1999 Common Stock offering; (iv) 47,462 shares issuable upon exercise of warrants relating to the Company's convertible subordinated debt; and (v) 12,500 shares issuable upon exercise of stock options exercisable on or before March 5, 2004.

(7)
Includes 2,500 shares issuable upon exercise of stock options exercisable on or before March 5, 2004.

(8)
Information is partially based on the Form 4 filed with the SEC by Mr. Bunday on October 6, 2003. Includes (i) 10,000 shares of Common Stock; (ii) 37,108 shares issuable upon conversion of the Series B Preferred Stock (iii) 50,000 shares issuable upon exercise of stock options exercisable on or before March 5, 2004; and (iv) 957,376 shares owned by Williams Controls, Inc. employee benefit plans of which Mr. Bunday is a trustee and over which Mr. Bunday has shared voting and dispositive power. Mr. Bunday disclaims beneficial ownership of shares held in the Company's employee benefit plans, except to the extent of his individual pecuniary interest therein.

(9)
Information is partially based on the Form 4 filed with the SEC by Mr. Dunlap on October 6, 2003. Includes (i) 17,500 shares of Common Stock; (ii) 185,542 shares issuable upon conversion of the Series B Preferred Stock (iii) 50,000 shares issuable upon exercise of stock options exercisable on or before March 5, 2004; and (iv) 957,376shares owned by Williams Controls, Inc. employee benefit plans of which Mr. Dunlap is a trustee and over which Mr. Dunlap has shared voting and dispositive power. Mr. Dunlap disclaims beneficial ownership of shares held in the Company's employee benefit plans, except to the extent of his individual pecuniary interest therein.

(10)
Information is based on Form 4s filed with the SEC by Eubel Suttman & Brady Asset Management Inc. ("Eubel Suttman") on November 19, 2003. Common stock includes: (i) 562,102 shares of Common Stock; (ii) 89,051 shares issuable upon the exercise of warrants issued in connection with the Company's July 1999 Common Stock offering; and (iii) 1,207,770 shares issuable upon the exercise of warrants issued in connection with the Company's secured subordinated debt. According to its Form 4, Eubel Suttman is an investment manager and disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein. According to their Form 4s, Messrs. Brady, Suttman, Eubel, Holtgreive and Hazel are general partners or principals of Eubel Suttman and disclaim beneficial ownership of these securities except to the extent of their individual pecuniary interest therein.

(11)
Information is based on the Form 4 filed with the SEC by Mr. Brady on November 19, 2003. Common stock includes 111,486 shares issuable upon the exercise of warrants issued in connection with the Company's secured subordinated debt. According to his Form 4, Mr. Brady is a general partner or principal of Eubel Suttman and disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(12)
Information is based on the Form 4 filed with the SEC by Mr. Suttman on November 19, 2003. Common stock includes: (i) 7,330 shares of Common Stock; and (ii) 111,486 shares issuable upon the exercise of warrants issued in connection with the Company's secured subordinated debt. According to his Form 4, Mr. Suttman is a general partner or principal of Eubel Suttman and disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(13)
Information is based on the Form 4 filed with the SEC by Mr. Eubel on November 19, 2003. Common stock includes 74,324 shares issuable upon the exercise of warrants issued in connection with the Company's secured subordinated debt. According to his Form 4, Mr. Eubel is a general partner or principal of Eubel Suttman and disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(14)
Common stock includes 22,551,531 shares of Common Stock issuable upon conversion of the Series B Preferred Stock. Series B Preferred Stock includes: (i) 130,000 shares held by AIP; and (ii) 20,000 shares held by Dolphin; and (iii) 3,550 shares held by certain of the named executives and one employee of AIP. AIP holds the power to vote the shares held by Dolphin and the shares held by the named executives and one employee of AIP pursuant to a shareholders agreement. AIP disclaims beneficial ownership in the shares held by Dolphin and the shares held by the named executives and one employee of AIP.

(15)
Information is based on the Schedule 13G filed with the SEC by Comerica Bank ("Comerica") and its parent, Comerica Incorporated, on August 12, 2002. According to information provided by the Company, Comerica has assigned the power to vote these shares to Thomas W. Itin, but Comerica retains sole dispositive power.

(16)
Information is based on the Schedule 13G, filed by Mr. Itin with the SEC on February 14, 2003 and additional information provided by Mr. Itin to the Company. Includes: (i) 150,000 shares of Common Stock held by Acrodyne Corporation; (ii) 156,719 shares owned by Ajay Sports, Inc.; and (iii) 3,592,000 shares held by Comerica. According to information provided by the Company, Comerica has assigned the power to vote the shares held by Comerica to Mr. Itin, but Comerica retains sole dispositive power.

(17)
Information is based on the Schedule 13D/A dated February 23, 2001 filed with the SEC by this entity. Common stock ownership includes: (i) 792,273 shares of Common Stock; (ii) 2,948,322 shares issuable upon conversion of the Series B Preferred Stock; (iii) 1,481,690 shares issuable upon the exercise of warrants issued in connection with the Company's secured subordinated debt; and (iv) 583,247 shares issuable upon the exercise of warrants issued in connection with the Company's July 1999 Common Stock offering. AIP holds the power to vote the shares of Series B Preferred Stock held by Dolphin pursuant to a shareholders agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by the SEC regulation to furnish the Company with copies of Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations of the reporting persons, the Company believes that all required reports were timely filed during the year, except that Messrs. Bunday, Goodson, Dulap and Velat each filed one Form 4 late.

EXECUTIVE OFFICERS

        The following table identifies the current executive officers of the Company, the positions in which they serve, and the year in which they began serving in their respective capacities. Officers of the Company are elected by the board at the meeting of the board of directors immediately following the annual meeting of the stockholders to hold office until their successors are elected and qualified.

Name	Age	Current Position	Position Held Since
R. Eugene Goodson	68	Chairman of the Board, President and Chief Executive Officer	2002
Dennis E. Bunday	53	Chief Financial Officer Executive Vice President, and Secretary	2001 2002
Thomas F. Dunlap	55	Executive Vice President	2002

        R. Eugene Goodson has been our Chairman of the Board since the consummation of the Recapitalization Transaction on July 1, 2002. He has also been our President and Chief Executive Officer since August 7, 2002. Mr. Goodson has been an Adjunct Professor at the University of Michigan's School of Business since September 1998. From October 1997 to September 1998, he was a consultant with Oshkosh Truck Corporation, a manufacturer of specialized trucks and transport equipment. From 1990 until his retirement in October 1997, he was Chairman of the board of directors and Chief Executive Officer of Oshkosh Truck Corporation.

        Dennis E. Bunday has been Chief Financial Officer of the Company since January 2001. Until June 2002, he was Chief Financial Officer under an independent employment agreement. In conjunction with the Recapitalization Transaction, Mr. Bunday became employed by the Company as Executive Vice President, Chief Financial Officer and Secretary in July 2002. Prior to joining the Company, he served as Vice President—Finance and Chief Financial Officer from 1998 to 2001, for Babler Bros., Inc., a $40 million manufacturer of pre-cast concrete products. From 1996 until 1998, he held the same positions with Quality Veneer & Lumber, Inc., and its predecessor, the Morgan Company, a $75 million producer of forest products. Prior to 1996, he was Financial Controller and Treasurer of Pope & Talbot, Inc., a New York Stock Exchange company. Mr. Bunday received a Bachelors degree in Accounting from Washington State University.

        Thomas F. Dunlap was appointed Executive Vice President in July 2002 in conjunction with the Recapitalization Transaction. Mr. Dunlap has been the General Manager of the Company's Portland, Oregon facility since 1999. Prior to joining the Company, Mr. Dunlap was Vice President and General Manager of the OEM business unit of Warn Industries, a powertrain component supplier to the auto industry. Mr. Dunlap was employed by Warn Industries for thirteen years. Mr. Dunlap has a Bachelor of Science degree in Aerospace Engineering from Iowa State University and a Masters in Business from the University of Michigan.

        There are no family relationships among the executive officers of the Company.

EXECUTIVE COMPENSATION

        The table below sets forth the compensation received by the Chief Executive Officer of the Company and other named executive officers of the Company, for the past three fiscal years, who received compensation in excess of $100,000 during the fiscal year ended September 30, 2003. The Company has no restricted stock award or long-term incentive plans.

Executive Compensation

Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation($)		Securities Underlying Options(#)		All Other Compensation($)
R. Eugene Goodson Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	120,000 30,000 —	(1)	37,500 25,000 —		— — —		250,000 —	(2)	3,900 — —	(3)
Dennis E. Bunday Executive Vice President and Chief Financial Officer	2003 2002 2001	150,000 37,500 —	(4)	47,500 25,000 —		— 178,715 193,500	(4) (4)	250,000 — —	(2)	5,400 — —	(3)
Thomas F. Dunlap Executive Vice President	2003 2002 2001	150,000 123,750 115,000	(5)	37,500 100,000 29,000	(6)	— — —		250,000 — —	(2)	7,300 1,200 2,250	(3) (3) (3)
Ronald J. Velat Former Executive Vice President	2003 2002 2001	150,000 133,500 128,705	(7)	167,957 75,000 —	(7) (8)	— — —		250,000 — —	(2)	3,844 10,000 6,000	(3) (9) (10)

(1)
Mr. Goodson was appointed as Chairman of the Board on July 1, 2002 and on August 7, 2002 was appointed President and Chief Executive Officer in addition to Chairman of the Board.

(2)
Each of the named executive officers was granted stock options under the Company's Restated 1993 Stock Option Plan for 250,000 shares of common stock at an exercise price of $.66 per share, which was above the stock price at the date of grant. Pursuant to the terms of the stock option agreement, Mr. Velat's options expired on December 31, 2003 in conjunction with Mr. Velat's resignation (see Note 7 below).

(3)
Represents contributions from the Company to each of the named executives 401(k) account.

(4)
Mr. Bunday was named Executive Vice President and Chief Financial Officer effective July 1, 2002 in conjunction with the Recapitalization Transaction. Prior to that, Mr. Bunday was Chief Financial Officer of the Company and provided services to the Company under an independent contractor agreement from January 22, 2001 to June 30, 2002. Contract payments amounts are included under "other compensation."

(5)
Mr. Dunlap was named Executive Vice President and General Manager of the Company's Oregon operations effective July 1, 2002 in conjunction with the Recapitalization Transaction. Prior to that, Mr. Dunlap was General Manager of the Company's Oregon operations. Compensation includes amounts prior to being named Executive Vice President.

(6)
Mr. Dunlap's bonus includes a $60,000 one-time retention bonus paid upon the successful completion of the Recapitalization Transaction.

(7)
Mr. Velat was named Executive Vice President and General Manager of the Company's passenger car and light truck electronic throttle controls product lines effective July 1, 2002 in conjunction with the Recapitalization Transaction and prior to that, Mr. Velat was General Manager of the same product lines. Mr. Velat resigned in conjunction with the Company's sale of its passenger car and light truck product lines to Teleflex on September 30, 2003 and is no longer employed by the Company, although the Company may utilize Mr. Velat in a consulting arrangement in the future. Mr. Velat's fiscal 2003 bonus represents amounts paid to Mr. Velat to assist in the sale of the Company's passenger car and light truck product lines. Compensation includes amounts prior to being named Executive Vice President.

(8)
Mr. Velat's bonus includes a $60,000 one-time retention bonus paid upon the successful completion of the Recapitalization Transaction.

(9)
Represents a one-time payment for elimination on Mr. Velat's monthly car allowance of $500.

(10)
Represents monthly car allowance of $500 per month.

Stock Option Grants

        Stock options were granted to the named executives in the following amounts during the fiscal year ended September 30, 2003.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
		% of Total Options Granted to Employees in Fiscal Year
Name	Options Granted (#) (1)		Exercise or Base Price ($/share) (2)	Expiration Date
					5%	10%
R. Eugene Goodson	250,000	23.4	$.66	7/31/2013	$103,768	$262,968
Dennis E. Bunday	250,000	23.4	$.66	7/31/2013	$103,768	$262,968
Thomas F. Dunlap	250,000	23.4	$.66	7/31/2013	$103,768	$262,968
Ronald J. Velat(4)	250,000	23.4	$.66	7/31/2013	$103,768	$262,968

(1)
The options shown in the table with the expiration date of July 31, 2013 become exercisable with respect to 20% of the total number of shares on each of September 30, 2003, 2004, 2005, 2006 and 2007. All options for all individuals will become fully vested generally upon the approval by the Company's shareholders of a merger, sale of substantially all of the Company's assets or stock or a plan of liquidation.

(2)
Exercise Price was greater than the market price of the Company's common stock on the date of grant.

(3)
Assumed annual appreciation rates are set by the SEC and are not a forecast of future appreciation. The actual realized value depends of the market value of the common stock on the exercise date and no gain to the optionees is possible without an increase in the price of the common stock. All values are before taxes and do not include dividends.

(4)
Mr. Velat's stock options expired December 31, 2003 as a result of Mr. Velat's resignation in conjunction with the Company's sale of its passenger car and light truck product lines to Teleflex on September 30, 2003. Mr. Velat is no longer employed by the Company

Aggregated Option Exercises and Fiscal Year-End Option Value Table

        The Table below summarizes fiscal year-end option values of the executive officers named in the Summary Compensation Table. No named executive officer acquired any shares on exercise during the fiscal year ended September 30, 2003.

			Securities Underlying Unexercised Options at Year End (#)		Value of In-the Money Option at Year End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
R. Eugene Goodson	—	—	50,000	200,000	—	—
Dennis E. Bunday	—	—	50,000	200,000	—	—
Thomas K. Dunlap	—	—	100,000	200,000	—	—
Ronald J. Velat(1)	—	—	137,500	200,000	—	—

(1)
Mr. Velat's stock options expired December 31, 2003 as a result of Mr. Velat's resignation in conjunction with the Company's sale of its passenger car and light truck product lines to Teleflex on September 30, 2003. Mr. Velat is no longer employed by the Company

Equity Compensation Plan Information

        The table below sets forth certain information as of the end of the Company's 2003 fiscal year for (i) all compensation plans previously approved by our shareholders and (ii) all compensation plans not previously approved by our shareholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,480,250	$1.09	2,349,250
Equity compensation plans not approved by security holders	—	—	—

Total	2,480,250	$1.09	2,349,250

Compensation of Directors

        The non-employee directors of the Company, other than the directors elected by the holders of the Series B Preferred Stock, are paid an annual retainer of $5,000. In addition, each non-employee director, other than the directors elected by the holders of the Series B Preferred Stock, receives an additional $1,500 for each regular Board meeting attended in person, $500 for each telephonic Board meeting attended and $500 for each Committee meeting attended, whether in person or telephonic. No fees are paid when action is taken by unanimous written consent. The Company reimburses its directors for reasonable costs incurred to attend Board and committee meetings.

        The Company has a Stock Option Plan for the non-employee directors of the Company. For the fiscal year ended September 30, 2003, non-employee directors Messrs. Greenawalt, Hailey and Viola each received non-statutory stock options exercisable for ten years to purchase up to 10,000 shares of Common Stock at $.66 per share.

Employment Contracts, Termination of Employment and Change in Control Arrangements

        On January 10, 2003, the Company entered into employment agreements with Messrs. Bunday, Dunlap and Velat. Mr. Velat's agreement was assumed by Teleflex in conjunction with the Company's sale of its passenger car and light truck electronic throttle control product lines to Teleflex on September 30, 2003. See "Certain Relationships and Related Party Transactions" above.

Compensation Committee Interlocks and Insider Participation

        The Company has a Compensation Committee consisting of Mr. Ferguson and Mr. Hailey. Neither Mr. Ferguson nor Mr. Hailey is or ever was an executive officer of the Company. Mr. Hailey is a Vice President of the Investment Banking Division of Taglich, and Mr. Ferguson is a partner and Managing Director of American Industrial Partners, which is an affiliate AIP. See "Certain Relationships and Related Party Transactions" above for a description of the relationships between the Company and each of Taglich and AIP. This Committee makes the determinations for stock issuances pursuant to the Company's compensation plans.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors administers, among other things, the compensation of the executive officers of the Company.

Compensation Philosophy

        The Compensation Committee reviews and makes recommendations to the Board of Directors regarding all forms of salary, bonus, and equity-based compensation provided to the Chief Executive Officer and other executive officers of Williams. It also oversees the overall administration of the company's stock option plan and addresses such other compensation matters as may from time to time be directed by the Board of Directors. The Compensation Committee's compensation policy for executive officers is designed to attract, motivate, and retain talented executives responsible for the success of Williams and to promote the long-term interests of Williams and its stockholders. The Compensation Committee places emphasis on performance-based components, such as stock options and bonuses, the value of which could increase or decrease to reflect changes in corporate and individual performance. These short-term and long-term incentive compensation policies are intended to reinforce management's objectives to enhance profitability and stockholder value.

Executive Compensation

        At the beginning of each fiscal year, the Compensation Committee meets with the Chief Executive Officer to review the objectives of Williams and its executive officers for such year and establish parameters for performance-based year-end bonuses. At the conclusion of each fiscal year, the Compensation Committee meets with the Chief Executive Officer to review the performance of Williams and its executive officers against the objectives and parameters that were established at the beginning of the year and to establish the basis for making recommendations to the Board of Directors for executive compensation, including year-end bonuses. In making recommendations to the Board of Directors, the Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the executive officers.

        Executive officers are paid base salaries in line with their responsibilities, as determined in the discretion of the Board of Directors based on recommendations provided by the Compensation Committee. Executive officers are also eligible to receive incentive bonuses based on achievement of performance targets established at the beginning of the fiscal year. During fiscal 2003, the objectives used as the basis for incentive bonuses were the achievement of designated earnings levels and other objectives for each executive officer.

        Long-term equity incentives for executive officers are effected through stock option grants under the Company's Restated 1993 Stock Option Plan. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of management and employees with those of the stockholders. During fiscal 2003 the Chief Executive Officer and each of the named executives were granted options to purchase 250,000 shares of the company's common stock at $.66 per share, which was above the current market price at the time of grant.

Chief Executive Officer Compensation

        The annual base salary for R. Eugene Goodson, the Chairman, President, and Chief Executive Officer of the Company is reviewed and approved annually by the Board of Directors based on recommendations provided by the Compensation Committee and upon the criteria set forth under the discussion of Executive Compensation above. Mr. Goodson's target incentive bonus is tied to achieving designated corporate objectives and satisfactorily managing Williams's overall corporate business plan.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

        Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. Having considered the requirements of Section 162(m), the Compensation Committee believes that grants made pursuant to the Restated 1993 Stock Option Plan meet the requirements that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility. Historically, the combined salary and bonus of each executive officer has been below the $1.0 million limit. The Compensation Committee's present intention is to comply with Section 162(m) unless it believes that required changes would not be in the best interest of Williams or its stockholders.

Members of the Compensation Committee:

Kirk R. Ferguson, Chairman
Douglas E. Hailey

PERFORMANCE INFORMATION

        The following graph sets forth the percentage changes in the Company's cumulative stockholder return on its Common Stock for the five-year period ended September 30, 2003, with the cumulative total return of the NASDAQ Stock Market (US Companies) and a peer index of the NASDAQ

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG WILLIAMS CONTROLS, INC.
THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

*
$100 invested on 9/30/98 in stock or index—including reinvestment of dividends.
Fiscal year ending September 30.

AUDIT COMMITTEE REPORT

        The Audit Committee held five meetings during our 2003 fiscal year. The independent certified public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards in the United States and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        With respect to the Company's audited financial statements for the Company's fiscal year ended September 30, 2003, management of the Company represented to the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Committee reviewed and discussed those financial statements with management. The Audit Committee also discussed with the Company's independent certified public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

        The Audit Committee received the written disclosures from the Company's independent certified public accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independent Discussions With Audit Committees), as modified or supplemented, and discussed with the Company's independent certified public accountants their independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended September 30, 2003, be included in the Company's Annual Report on Form 10-K for that fiscal year.

Members of the Audit Committee:

H. Samuel Greenawalt, Chairman
Kirk Ferguson
Nathan L. Belden

INDEPENDENT PUBLIC ACCOUNTANTS

Independent Public Accountants

        The firm of KPMG LLP, independent public accountants, audited the consolidated financial statements of the Company and subsidiaries for fiscal 2003 and 2002.

        Arthur Andersen LLP performed the audit of the Company's financial statements for fiscal 2001, but was replaced by KPMG LLP effective July 22, 2002 with the recommendation and approval of the Audit Committee and the Board as a whole. The audit reports of Arthur Andersen LLP on the consolidated financial statements of Williams Controls, Inc. and subsidiaries as of and for the years ended September 30, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

  Arthur Andersen LLP's report on the consolidated financial statements of Williams Controls, Inc. and subsidiaries as of and for the years end September 30, 2001 and 2000 contained a separate paragraph stating "the Company has suffered recurring losses from operations, is out of compliance with its debt covenants, is in default on payment of certain debt and has significant negative working capital. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern."

        In connection with the audits of the two fiscal years ended September 30, 2001 and the subsequent interim period through July 22, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

        In addition, during the Company's two most recent fiscal years and any subsequent interim period, Arthur Andersen LLP did not advise the Company that: (a) the internal controls necessary to develop reliable financial statements did not exist; (b) information had come to the attention of Arthur Andersen LLP which made it no longer able or unwilling to rely on management's representation, or unwilling to be associated with the financial statements prepared by management; (c) the scope of the audit should have been expanded significantly; (d) information had come to Arthur Andersen's attention that it had concluded would, or if further investigated might have, materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements, or (e) information has come to its attention that it concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to September 30, 2001, that would prevent it from rendering an unqualified audit report, and such issue had not been resolved to Arthur Andersen's satisfaction.

        The Company requested, but have not been able to obtain a letter from Arthur Andersen LLP on whether they agree on the Company's position regarding the change in the Company's independent auditor. Arthur Andersen LLP has indicated that they are no longer in a position to provide such a letter.

        During the most recent fiscal year of the Company ended September 30, 2001, and the subsequent interim period through July 22, 2002, the Company did not consult with KPMG LLP.

Attendance at shareholder meeting

        The firm of KPMG LLP, independent public accountants, audited the consolidated financial statements of the Company and subsidiaries for fiscal 2003 and rendered other professional services as required. Representatives of KPMG LLP are expected to be present at the shareholder meeting and will be given the opportunity to make a statement if they so desire, and be available to respond to appropriate questions.

Fees Billed to the Company by KPMG LLP During Each of the Last Two Fiscal Years

        Aggregate fees billed by KPMG LLP for audit services related to the two most recent fiscal years, and for other professional services billed in the two most recent fiscal years were as follows:

Services Provided	2003	2002
Audit Fees(1)	$210,233	$212,971
Audit Related Fees(2)	$48,500	$58,000
Tax Fees(3)	$158,470	$43,295
All Other Fees(4)	$84,578	$17,985

Total	$501,781	$332,251

(1)
Fees in connection with the audit of the Company's annual financial statements and reviews of the Company's quarterly reports on Form 10-Q for the fiscal year ended September 30, 2003.

(2)
Fees include audit of benefit plans.

(3)
Fees include assistance with tax planning analysis and tax compliance.

(4)
Primarily includes assistance with benefit plan compliance.

        Before KPMG LLP is engaged by the Company or its subsidiaries to render audit or non-audit services, the engagement must be approved by the Audit Committee of the Board of Directors. The Audit Committee has considered each of the services rendered by KPMG LLP for services other than the audit of the Company's financial statements and has determined that the provision of each of these services is compatible with maintaining the firm's independence.

CODE OF ETHICS

        The Company has adopted a Code of Ethics that is applicable to the Chief Executive Officer, Chief Financial Officer and all other persons performing similar functions. The Company's Code of Ethics is available free of charge by writing to Williams Controls, Inc., Investor Relations, 14100 SW 72nd Avenue, Portland, Oregon 97224.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2005 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), is September 28, 2004.

        If a shareholder, rather than placing a proposal in the Company's proxy statement as discussed above, commences his or her own proxy solicitation for the Company's 2005 annual meeting of shareholders or seeks to nominate a candidate for election or proposes business for consideration at such meeting, the shareholder must notify the Company at the Company's principal office not later than December 12, 2004. The Company's proxy relating to the annual meeting of shareholders to be held in 2005 will give discretionary voting authority to the proxy holders to vote with respect to any such proposal that is received by us after this deadline.

OTHER MATTERS

        The board of directors is not aware of any business other than the proposals discussed above that will be presented for consideration at the shareholder meeting. If other matters properly come before the shareholder meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

        The Company has arranged for a copy of its Annual Report on Form 10-K for fiscal 2003, to be mailed to each record shareholder and each beneficial owner together with this Proxy Statement. A RECORD SHAREHOLDER OR BENEFICIAL SHAREHOLDER MAY ALSO OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AT NO CHARGE, OR A COPY OF EXHIBITS THERETO FOR A REASONABLE CHARGE, BY WRITING TO WILLIAMS CONTROLS, INC., INVESTOR RELATIONS, 14100 SW 72ND AVENUE, PORTLAND, OREGON 97224.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, THE COMPANY HOPES THAT YOU WILL HAVE YOUR STOCK REPRESENTED BY COMPLETING, SIGNING, DATING AND RETURNING YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

By Order of the Board of Directors,
Dennis E. Bunday Executive Vice President, Chief Financial Officer and Secretary
January 23, 2004 Portland, Oregon

WILLIAMS CONTROLS, INC.
Annual shareholder meeting, February 26, 2004
PROXY SOLICITED BY BOARD OF DIRECTORS
PLEASE SIGN AND RETURN THIS PROXY

        The undersigned hereby appoints each of Dennis E. Bunday and R. Eugene Goodson proxy with power of substitution and resubstitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual shareholder meeting of Williams Controls, Inc. (the "Company"), on February 26, 2004, and any adjournments of that meeting, with all powers that the undersigned would possess, if personally present, with respect to the following:

1.	PROPOSAL TO ELECT THE FOLLOWING NOMINEE TO SERVE AS A DIRECTOR OF THE COMPANY: H. Samuel Greenawalt.
	☐ FOR the nominee listed above (except as indicated to the contrary below)	☐ WITHHOLD AUTHORITY to vote for the nominee listed above
2.
TRANSACTION OF ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. A MAJORITY OF THE PROXIES OR SUBSTITUTES AT THE MEETING MAY EXERCISE ALL THE POWERS GRANTED BY THIS PROXY.

The shares represented by this proxy will be voted as specified on the front of this proxy, but if no specification is made, this proxy will be voted FOR election of the following nominee for director: H. Samuel Greenawalt, unless an exception is indicated to the contrary above. The proxies may vote in their discretion as to other matters that may properly come before this meeting.

No. of Shares:	Date:	, 2004

Signature or Signatures

Please date and sign above as your name is printed to the left of the signature line, including designation as executor, trust, etc., if applicable. A corporation must be signed for by the president or other authorized officer.

The annual shareholder meeting of Williams Controls, Inc. will be held at the offices of the Company located at 14100 South West 72nd Avenue, Portland, Oregon on February 26, 2004, at 8:30 a.m. Pacific Standard Time.

Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself. The beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.

QuickLinks

WILLIAMS CONTROLS, INC. Notice of Annual Meeting to Be Held on February 26, 2004
PROPOSAL 1—ELECTION OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE INFORMATION
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG WILLIAMS CONTROLS, INC. THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP
AUDIT COMMITTEE REPORT
INDEPENDENT PUBLIC ACCOUNTANTS
CODE OF ETHICS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
ANNUAL REPORT ON FORM 10-K
WILLIAMS CONTROLS, INC. Annual shareholder meeting, February 26, 2004 PROXY SOLICITED BY BOARD OF DIRECTORS PLEASE SIGN AND RETURN THIS PROXY